UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2009

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1676 International Drive
McLean, VA 22102
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
     As previously announced, on February 18, 2009, BearingPoint, Inc. (the “Company”) along with certain of its subsidiaries based in the United States (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The chapter 11 cases are being jointly administered for procedural purposes under Case Number 09-10691 (REG) (the “Chapter 11 Cases”). The Debtors continue to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.
     On March 23, 2009, the Company and certain of its subsidiaries entered into (a) an Asset Purchase Agreement (the “Purchase Agreement”) with Deloitte LLP (“Deloitte”) pursuant to which the Company and certain of its subsidiaries agreed to sell a substantial portion of their assets related to the Company’s North American Public Services business to Deloitte (the “Deloitte Transaction”) and (b) a non-binding letter of intent to sell a substantial portion of the Company’s North American Commercial Services business, including its Financial Services segment, to PricewaterhouseCoopers LLP (the “PWC Transaction”). The Company also announced that it is in (i) advanced negotiations with PwC Advisory Co., Ltd. (PwC Japan), a PricewaterhouseCoopers firm operating in Japan, to sell the Company’s consulting practice in Japan, (ii) late-stage negotiations with its local management teams to sell its European and Latin America practices and (iii) separate negotiations with other parties and local management to sell various Asia Pacific practices, separate from Japan (such transactions, together with the Deloitte Transaction and the PWC Transaction, the “Sale Transactions”). The consummation of the Deloitte Transaction is subject to (i) the approval of the Bankruptcy Court of certain bidding procedures in connection with an auction of all or substantially all of the assets of the Company’s Public Services business proposed to be held on April 15, 2009 (the “Auction”), (ii) the Company not receiving higher or better offers at the Auction, (iii) the approval of the Bankruptcy Court of the Purchase Agreement and the transaction (the “Approval Order”) and (iv) other customary closing conditions. The Bankruptcy Court has scheduled a hearing on April 1, 2009 to approve proposed bidding procedures in connection with the Auction, and the Company has requested a hearing on April 17, 2009 to approve the winning bid at the Auction.
     During the period leading up to the Company’s voluntary petitions for relief under chapter 11, the Company’s management team was focused on preparing documentation for the Chapter 11 Cases and on negotiating and discussing its reorganization plan with its creditors. The Company’s management and financial resources have been particularly strained following the commencement of the Chapter 11 Cases because the Company’s management and its external advisers have devoted considerable attention to the Company’s reorganization efforts, including negotiating and preparing documentation relating to the proposed Sale Transactions.
     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”) was required to be filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2009, and the Company did not meet that deadline. On March 17, 2009, the Company filed a Notification of Late Filing on Form 12b-25 (the “Notification of Late Filing”) with the SEC relating to its inability to file the 2008 Form 10-K on a timely basis because of the burdens associated with the Chapter 11 Cases and the Company’s financial and liquidity issues.
     The Company did not represent in the Notification of Late Filing that the 2008 Form 10-K would be filed within 15 days of the March 16, 2009 filing deadline, because the Company did not expect to file the 2008 Form 10-K by March 31, 2009 for the reasons specified in the Notification of Late Filing. The Company is not at this time able to provide an expected date for completing and filing its 2008 Form 10-K.
     Despite the time constraints described above, the Company’s independent registered public accounting firm completed its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2008 (the “2008 Financial Statements”). Because the Company is uncertain of when it will be in a position to complete and file its 2008 Form 10-K, the Company is filing this Current Report on Form 8-K to make the 2008 Financial Statements and certain other information publicly available to investors and others. However, this Current Report on Form 8-K does not contain all of the disclosure and other information that would be required in the Company’s 2008 Form 10-K, and, therefore, investors and others are cautioned that the 2008 Financial Statements and other information included herein should be read in conjunction with the 2008 Form 10-K once it becomes available.

Item 2.02 Results of Operations and Financial Condition.
     A copy of the Company’s 2008 Financial Statements is attached as Exhibit 99.1 to this Current Report on Form 8-K. The 2008 Financial Statements should be read in conjunction with the risk factors filed as Exhibit 99.2 to this Current Report on Form 8-K (as discussed in Item 7.01 below) and the other risk factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and other reports filed with the SEC.
     The information in this Item 2.02 and Exhibit 99.1 is being furnished, not filed, for purposes of the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 7.01. Regulation FD Disclosure
     Certain risk factors regarding the Chapter 11 Cases, the Sales Transactions and our common stock were disclosed by the Company today. These risk factors are attached as Exhibit 99.2 to this Current Report on Form 8-K.
     The information in this Item 7.01 and Exhibit 99.2 is being furnished, not filed, for purposes of the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, made after the date hereof, the information contained in this Item 7.01 and Exhibit 99.2 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Audited Consolidated Financial Statements as of December 31, 2008 and 2007 and for each of the three years in the Period Ended December 31, 2008, including notes thereto.

99.2	Risk Factors.
Forward-Looking Statements
     Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, certain statements regarding the Company’s restructuring process and the sale of the Company’s businesses. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to the proposed Sale Transactions, if required, and changes to the restructuring plan and the revised compensation plan for executive officers; (iii) Bankruptcy Court rulings and the outcome of the Company’s Chapter 11 Cases in general; (iv) the ability of the Company to consummate the proposed sale of its Public Services business unit as well as enter into definitive agreements with respect to the sale of the rest of its businesses on favorable terms, if at all;

(v) the ability of the Company to meet conditions precedent prior to the consummation of any Sale Transaction; (vi) the ability of third parties to fulfill their obligations pursuant to sale agreements; and (vii) uncertainties related to the Company’s bankruptcy proceedings and those inherent in transactions involving the sale of portions of the Company. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2009	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer

5